                               STI CLASSIC FUNDS
                               FIXED INCOME FUNDS
                                  EQUITY FUNDS
                               MONEY MARKET FUNDS
                     SUPPLEMENT DATED NOVEMBER 25, 1997 TO
                     THE PROSPECTUSES DATED OCTOBER 1, 1997

    This Supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses.

    The Trustees of the STI Classic Funds (the "Trust"), voted unanimously at a meeting held November 19, 1997, to increase the fees paid to the Administrator. As a result of the revised fee schedule and the Trust's current asset levels, "Other Expenses" and "Total Fund Operating Expenses After Fee Waivers and Reimbursements" described under each Fund will each increase by .02%. In addition, the information under the heading GENERAL INFORMATION--ADMINISTRATION should be replaced with the following:

               SEI Fund Resources acts as the Trust's Administrator. For its administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate as follows:

                                  .12% on the first $1 billion
                                  .09% on the next $4 billion
                                  .07% on the next $3 billion
                                  .065% on the next $2 billion
                                  .06% thereafter.

               The Administrator may voluntarily waive all or a portion of its fees to limit Total Fund Operating Expenses.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.